SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Material
☐	Soliciting Material Pursuant to Rule 14a-12

Horizon Technology Finance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange

Horizon Technology Finance Corporation

312 Farmington Avenue

Farmington, CT 06032

April 22, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Horizon Technology Finance Corporation (the “Company”) to be held on June 3, 2022 at 9:30 AM, Eastern Time, at the offices of Horizon Technology Finance Corporation, located at 312 Farmington Avenue, Farmington, Connecticut 06032.

The Notice of Annual Meeting of Stockholders and the Proxy Statement of the Board of Directors of the Company accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect two Class III directors of the Company who will serve until the 2025 annual meeting of stockholders or until his or her successor is duly elected and qualified and (2) ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

It is very important that your shares be represented at the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided or vote via the Internet. You are encouraged to vote via the Internet, as it saves significant time and processing costs. To vote via the Internet, access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you access the web page. Your vote and participation in the governance of the Company are very important.

Sincerely yours,

/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer and
Chairman of the Board of Directors

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2022

Notice is hereby given to the stockholders of Horizon Technology Finance Corporation (the “Company”) that:

The 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on June 3, 2022 at 9:30 AM, Eastern Time, for the following purposes:

1. To elect two Class III directors of the Company who will each serve until the 2025 annual meeting of stockholders or until his or her successor is duly elected and qualified;

2. To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on April 18, 2022. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Instructions are shown on the proxy card.

Enclosed is the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Company’s Proxy Statement and a proxy card. Please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Your vote is extremely important. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors,

/s/John C. Bombara
John C. Bombara
Secretary

Farmington, Connecticut
April 22, 2022

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet. Please see the Proxy Statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person if you wish to change your vote.

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

PROXY STATEMENT
For
2022 Annual Meeting of Stockholders
To Be Held on June 3, 2022

This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact the Company at 860-676-8654.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Horizon Technology Finance Corporation (the “Company”) for use at the 2022 Annual Meeting of Stockholders (the “Meeting”) of the Company to be held on June 3, 2022 at 9:30 AM, Eastern Time, at the offices of the Company, 312 Farmington Avenue, Farmington, Connecticut 06032, and at any postponements or adjournments thereof. This Proxy Statement, along with the Notice of Annual Meeting and proxy card, and the Company’s Annual Report on Form 10-K (the “Annual Report”) for the year ended December 31, 2021 are being mailed on or about April 23, 2022 to stockholders of the Company (the “Stockholders”) of record as of April 18, 2022 (the “Record Date”).

The Company encourages you to vote your shares, either by voting in person at the Meeting or by voting by proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke your vote on the Internet or on a proxy card at any time before it is exercised by resubmitting your vote on the Internet, by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy card, or by voting in person at the Meeting. Any Stockholder entitled to vote at the Meeting may attend the Meeting and vote in person, whether or not he or she has previously voted his or her shares via the Internet or proxy card or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet or by mail.

Purpose of Meeting

As described in more detail in this Proxy Statement, the Meeting is being held for the following purposes:

1. To elect two Class III directors of the Board who will each serve until the 2025 annual meeting of stockholders or until his or her successor is duly elected and qualified (“Proposal 1”);

2. To vote on a proposal to ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”); and

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were 23,980,358 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of the Common Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of more than one-half of the voting power of all outstanding shares of Common Stock on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the beneficial holder, and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals), will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, either the presiding officer of the Meeting or the holders of a majority of the voting power present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies.

Votes Required

Election of Directors

The election of a director requires a plurality of the votes cast at the Meeting. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because a director is elected by a plurality of the votes cast at the Meeting, votes to withhold authority will have no effect on Proposal 1.

Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 2.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Meeting. Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself in accordance with the voting instructions on the proxy card, either by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on Proposal 1.

Proposal 2 is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with specific instructions on how to vote, either by voting in accordance with the voting instructions on the proxy card, by returning a proxy card or by other arrangement with your broker or nominee, your broker or nominee will be able to vote your shares for you on this routine matter.

Adjournment and Additional Solicitation

If there appears not to be enough votes to approve the proposals at the Meeting, either the presiding officer of the Meeting or the Stockholders present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies. Any such adjournment by the Stockholders will require the affirmative vote of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting, present in person or by proxy. Robert D. Pomeroy, Jr. and Daniel R. Trolio are the persons named as proxies and intend to vote proxies held by them for such adjournment to permit further solicitation of proxies, unless marked to be voted against any proposal for which an adjournment is sought.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing this Proxy Statement, the Notice of Annual Meeting, the proxy card and the Annual Report. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

In addition to the solicitation of proxies via the Internet, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by directors or officers of the Company, officers or employees of the Company’s investment advisor and administrator, Horizon Technology Finance Management LLC (the “Advisor” or the “Administrator”) and/or by a retained solicitor. No additional compensation will be paid to directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it will pay approximately $50,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to the proxy tabulation firm.

Stockholders may provide their voting instructions through the Internet or by mail by following the instructions on the proxy card. The option to vote through the Internet requires Stockholders to input an identifying number (the “Control Number”), which is provided with the proxy card. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will receive an e-mail confirming their voting instructions upon request.

If a Stockholder wishes to participate in the Meeting, but does not wish to give a proxy by Internet or mail, the Stockholder may attend the Meeting and vote in person.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it by mail in time to be received before the Meeting, by attending the Meeting and voting in person or by providing notice in a writing signed by the Stockholder and delivered to the Company’s Secretary on any business day before the date of the Meeting.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to the Company’s knowledge, there are no persons who would be deemed to “control” the Company, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board consist of interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).

The following table sets forth, as of April 20, 2022, certain ownership information with respect to the Company’s Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent (5%) or more of the Company’s outstanding Common Stock and all executive officers and directors, including director nominees, individually and as a group.

Name and Address	Type of Ownership	Shares Owned	Percentage of Common Stock Outstanding
Independent Directors
James J. Bottiglieri(1)	Record/Beneficial	13,116	*
Edmund V. Mahoney(1)	Record/Beneficial	6,405	*
Elaine A. Sarsynski(1)	Beneficial	7,000	*
Joseph J. Savage(1)	Record/Beneficial	35,000	*
Interested Directors
Gerald A. Michaud(1)	Record/Beneficial	119,062	*
Robert D. Pomeroy, Jr.(1)	Record/Beneficial	158,213	*
Executive Officers
John C. Bombara(1)	Record/Beneficial	11,058	*
Daniel S. Devorsetz(1)	Record/Beneficial	7,372	*
Diane Earle(1)	—	—	—
Daniel R. Trolio(1)	Record/Beneficial	1,118	*
All directors, director nominees and executive officers as a group (10 persons)	Record/Beneficial	358,344	1.5%

(1)	The address for each executive officer, director and director nominee is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.
*	Less than one percent (1%).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and executive officers and any persons holding more than ten percent (10%) of the Company’s Common Stock are required to report their beneficial ownership and any changes in their beneficial ownership to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and executive officers, the Company believes that, during the year ended December 31, 2021, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of the Company’s Common Stock beneficially owned by each of the Company’s directors as of April 20, 2022. Information as to the beneficial ownership of the Company’s directors is based on information furnished to the Company by such persons. The Company is not part of a “family of investment companies” as that term is defined in the 1940 Act.

Directors of the Company	Dollar Range of Common Stock of the Company(1)
Independent Directors
James J. Bottiglieri	$100,001-$500,000
Edmund V. Mahoney	$50,001-$100,000
Elaine A. Sarsynski	$50,001-$100,000
Joseph J. Savage	$100,001-$500,000
Interested Directors
Gerald A. Michaud	Over $1,000,000
Robert D. Pomeroy, Jr.	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s certificate of incorporation and bylaws, the Board currently has six members. Directors are divided into three equal classes with each class serving a staggered three-year term. At each annual meeting of Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of Stockholders to be held in 2023, 2024 and 2025, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.  Mr. Bottiglieri and Mr. Michaud are Class I directors, whose terms will expire at the 2023 annual meeting of Stockholders. Mr. Mahoney and Ms. Sarsynski are Class II directors whose terms will expire at the 2024 Meeting. Mr. Pomeroy and Mr. Savage are Class III directors and are up for re-election at the Meeting.

A Stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information About the Nominees and Directors

Certain information with respect to the Class III nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds with public companies and the year in which each person became a director of the Company. Mr. Pomeroy and Mr. Savage, nominees for Class III directors, currently serve as directors of the Company.

Each of Mr. Pomeroy and Mr. Savage has been nominated for election as a Class III director to serve until the 2025 annual meeting of Stockholders. Mr. Pomeroy and Mr. Savage are not being proposed for election pursuant to any agreement or understanding by or among any of Mr. Pomeroy and Mr. Savage and the Company.

Nominees for Class III Directors

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Interested Director
Robert D. Pomeroy, Jr. (71)(3)	Chairman of the Board; Chief Executive Officer	Class III Director since March 2010; Term expires 2022	Chief Executive Officer since March 2010 and Chairman of the Board since July 2010 of the Company; Managing Member and Chief Executive Officer since May 2003 of the Advisor.	None.

Independent Director
Joseph J. Savage (69)	Director	Class III Director since March 2016; Term expires 2022	Retired since 2017; Executive Vice Chairman from October 2015 through June 2017 of Webster Financial Corporation (NYSE: WBS) and Webster Bank, N.A.; President and member of the board of directors from January 2014 through October 2015 and Executive Vice President, Commercial Banking from April 2002 through January 2014 of Webster Bank, N.A.	None.

Class I Directors (continuing directors not up for re-election at the Meeting)

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Independent Director
James J. Bottiglieri (66)	Director	Class I Director since July 2010; Term expires 2023	Retired since 2013.	Director since December 2005 of Compass Group Diversified Holdings LLC (NYSE: CODI).

Interested Director
Gerald A. Michaud (69)(3)	Director; President	Class II Director from March 2010 through March 6, 2014; Class I Director since March 6, 2014; Term expires 2023	President and Director since March 2010 of the Company; Managing Member and President since May 2003 of the Advisor.	None.

Class III Directors (continuing directors not up for re-election at the Meeting)

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Independent Director
Edmund V. Mahoney (71)	Lead Independent Director	Class II Director since July 2010; Term expires 2024	Retired since 2016.	None.

Independent Director
Elaine A. Sarsynski (67)	Director	Class II Director since June 2012; Term expires 2024	Retired since 2017; Executive Vice President from March 2008 through May 2016 of Massachusetts Mutual Life Insurance Company’s Retirement Services Division; Chairperson from May 2006 through February 2017, Chief Executive Officer and President from May 2012 through May 2013 and from May 2016 through February 2017 of MassMutual International LLC.	Director since March 2022 of Genworth Financial, Inc. (NYSE: GNW); Non-Executive Director since August 2018 of TI Fluid Systems plc (a public company traded on the London exchange); Director since May 2021 of Horace Mann Educators Corp (NYSE: HMN); Director from May 2018 through April 2021 of AXA, a société anonyme
(a public company under French law).

(1)	The business address of the nominees and other directors is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.
(2)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.
(3)	Mr. Pomeroy and Mr. Michaud are interested directors due to their positions as officers of the Company and of the Advisor and their ownership interest in the Advisor.

Corporate Governance

The Company believes that maintaining the highest standards of corporate governance is a crucial part of its business, and the Company is committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations, as well as its own ethical standards of conduct.

Director Independence

Nasdaq Global Select Market (“Nasdaq”) corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under Nasdaq corporate governance rules, in order for a director to be deemed independent, the Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under Nasdaq corporate governance rules, the 1940 Act and the Company’s corporate governance guidelines. An independence questionnaire was completed by each member of the Board, and the Board has relied on such questionnaires in making the determination of independence for each member. Mr. Bottiglieri, Mr. Mahoney, Ms. Sarsynski and Mr. Savage each completed an annual questionnaire in connection with their service on the Board and the Board has determined that each is independent under the listing standards of Nasdaq and the 1940 Act. The Company’s governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and the Company’s Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to Independent Directors.

The Board’s Oversight Role in Management

The Board performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (2) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, including the annual audit of the Company’s financial statements and the Company’s systems of internal controls regarding finance and accounting, pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services, and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s Stockholders, overseeing the evaluation of the Board and the Company’s management, and monitoring compliance with and recommending, as deemed appropriate, amendments to the Company’s Code of Conduct. The Compensation Committee’s oversight responsibilities include determining, or recommending to the Board, the compensation, if any, of the Company’s Chief Executive Officer and all other executive officers of the Company.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer is required to prepare a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

The Board believes that its role in risk oversight is effective and appropriate given the extensive regulation to which the Company is already subject as a business development company. Specifically, as a business development company, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least one hundred fifty percent (150%) immediately after each time it incurs indebtedness. This asset coverage requirement was approved by both (a) a majority of the Board’s directors who have no financial interest in such approval and a majority of the Board’s directors who are not interested persons, as defined by the 1940 Act, and (b) a majority of votes cast by the Stockholders of the Company at a special meeting held by the Company on October 11 and 30, 2018. In addition, the Company generally must invest at least seventy percent (70%) of its total assets in “qualifying assets.” In addition, the Company elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

The Board believes that the extent of its and its committees’ roles in risk oversight complements the Board’s leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with the Company’s independent auditors, Chief Compliance Officer and Chief Executive Officer or Chief Financial Officer, the Independent Directors have established direct communication and oversight channels that the Board believes foster open communication and early detection of issues of concern.

The Board believes that its role in risk oversight must be evaluated on a case–by-case basis and that the current configuration and allocation of responsibilities among the Board and its committees with respect to the oversight of risk is appropriate. However, the Board and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet the needs of the Company’s Stockholders.

Board Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four (4) of the Company’s six (6) directors are Independent Directors; however, the Chairman of the Board is an interested person of the Company. While the Board has no fixed policy regarding the separation of the positions of Chief Executive Officer and Chairman of the Board, the Independent Directors believe that the combined position of Chief Executive Officer of the Company and Chairman of the Board of the Company results in greater efficiencies in managing the Company, including in risk oversight, by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman and allowing the Company to capitalize on the specialized knowledge acquired from the duties of the roles.

The Chief Executive Officer of the Company, Robert D. Pomeroy, Jr., is Chairman of the Board and an “interested person” under Section 2(a)(19) of the 1940 Act. Edmund V. Mahoney is the lead Independent Director of the Company. As the lead Independent Director, Mr. Mahoney generally acts as a liaison between the other Independent Directors and the Company’s management, officers and attorneys in between meetings of the Board. Under the Company’s bylaws, the Board is not required to have an independent chairman. Many significant corporate governance duties of the Board are executed by committees of Independent Directors, each of which has an independent chairman. The Board believes that it is in the best interests of the Company’s Stockholders for Mr. Pomeroy to lead the Board because of his broad experience. As a co-founder of the Advisor, Mr. Pomeroy has demonstrated a track record of achievement on strategic and operating aspects of the Company’s business. While the Board regularly evaluates alternative structures, the Board believes that, as a business development company, it is appropriate for one of the Company’s co-founders, the Chief Executive Officer and a member of the Advisor’s investment committee to perform the functions of Chairman of the Board, including leading discussions of strategic issues the Board expects the Company to face. The Board believes the current structure of the Board provides appropriate guidance and oversight while also enabling ample opportunity for direct communication and interaction between management and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the Board believes have prepared each director to be an effective Board member. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations and/or other life experiences. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons Should Serve as Directors of the Company

The Board believes that each director brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Robert D. Pomeroy, Jr.

Mr. Pomeroy has been Chairman and Chief Executive Officer of the Company since its inception. He has been a Managing Member and the Chief Executive Officer of the Advisor since its formation. He has more than forty (40) years of experience in diversified lending and leasing, including positions in sales, marketing and senior management. He has held the positions of chief executive officer or general manager at each organization that he has led since 1996. His responsibilities have included: accountability for the overall profit and loss of the organization, credit authority and investment committee oversight, strategic planning, human resource oversight, including hiring, termination and compensation, reporting compliance for his business unit, investor relations, fund raising and all aspects of corporate governance. Mr. Pomeroy co-founded and has operated the Advisor, a life sciences and technology lending management company, since 2003. Prior to co-founding the Advisor, Mr. Pomeroy was the Senior Vice President of Financing for Science International, Inc., Executive Vice President of Transamerica Business Credit and the General Manager of its Technology Finance Division and President of GATX Ventures, Inc. This experience has provided him with extensive judgment, experience, skills and knowledge to make a significant contribution as Chairman of the Board and to support the Board’s ability to govern the Company’s affairs and business.

Gerald A. Michaud

Mr. Michaud has been President of the Company since its inception. Mr. Michaud has been a Managing Member and the President of the Advisor since its formation. He has extensive knowledge and expertise in venture lending and has developed, implemented and executed on marketing strategies and products targeted at the venture-backed technology and life science markets for a period of over twenty-five (25) years. In addition, he has extensive knowledge in the formation of compensation plans for key employees involved in the marketing of venture loans. He is a member of the Advisor’s investment committee responsible for approving all investments made by the Company and oversight of the Company’s portfolio. He has held senior management positions with several technology lending organizations within public companies, including Transamerica Business Credit and GATX Ventures, Inc. This experience, particularly with respect to marketing and business development, has provided Mr. Michaud with the judgment, knowledge, experience, skills and expertise that enhance the Board’s ability to manage and direct the Company’s affairs.

Independent Directors

James J. Bottiglieri

Mr. Bottiglieri brings to the Board substantial experience in identifying, managing and resolving accounting, tax and other financial issues often encountered by public companies through his former position as the Chief Financial Officer of Compass Group Diversified Holdings LLC, a public company (“CODI”), from 2005 through 2013 and through his service as a Director of CODI since 2005, as well as a Director for several of CODI’s subsidiary companies, and as the Senior Vice President/Controller of WebMD. In addition, as the former Chief Financial Officer of CODI and as a current Director of CODI, Mr. Bottiglieri has developed an extensive understanding of the various periodic reporting requirements and corporate governance compliance matters that assist the Board in managing and directing the Company’s affairs. He also serves as a Director of Peruvian Palm Oil Holdings, a private company. This experience, particularly with respect to the areas of accounting and corporate governance, provides the Board with expertise that assists the Board in its ability to manage and direct the Company’s affairs.

Edmund V. Mahoney

Mr. Mahoney brings to the Board pertinent experience in portfolio management, as well as in-depth knowledge of investment advisor compliance, portfolio management, performance measurement and valuation of investments through his former position as Senior Vice President, Investments (Chief Investment Officer) of Vantis Life Insurance Company (“Vantis”). In addition, to his experience with Vantis, Mr. Mahoney held senior management and management positions with The Hartford Financial Services Group, Inc. and Aetna Life and Casualty Company. Through his past experiences, he has unique knowledge of international finance, as well as risk management strategies for foreign exchange and property and casualty operations. This vast experience, particularly in the areas of business, risk management and compliance matters that affect investment companies, enhances the Board’s ability to manage and direct the Company’s affairs.

Elaine A. Sarsynski

Ms. Sarsynski was a senior executive with Massachusetts Mutual Life Insurance Company (“MassMutual”), including serving as Chairperson, Chief Executive Officer and President of MassMutual International LLC, and serving in various other roles with MML Distributions, LLC, MassMutual Investment Advisers, LLC, MassMutual Asia Limited, MassMutual Assignment Company, MassMutual Europe S.A. and MassMutual Retirement Services, LLC, until her retirement in 2017. She joined MassMutual in 2005 as Managing Director at Babson Capital Management LLC, an investment adviser and subsidiary of MassMutual. Ms. Sarsynski brings to the Board a strong background in managing large organizations, risk management, corporate governance, corporate finance, human resources and corporate communications. In addition to her experience at MassMutual, Ms. Sarsynski held senior management roles at Aetna Inc. overseeing segments of its investment division and leading its corporate finance department. Her corporate finance activities included rating agency management, banking relationships, capital allocation and currency hedging. Ms. Sarsynski also is a Director of Genworth Financial, Inc., a public company traded on the New York Stock Exchange (“NYSE”), Non-Executive Director of TI Fluid Systems plc, a public company traded on the London Stock Exchange, a Director of Horace Mann Educators Corporation, a public company traded on the NYSE, and a Director of Dayforward Life Insurance Company, a private company. She previously served as a Director of AXA, a société anonyme, a public company under French law, and a Trustee of MassMutual Premier Funds, an open-end investment company, MassMutual Select Funds, an open-end investment company, MML Series Investments Funds, an open-end investment company, and MML Series Investment Funds II, an open-end investment company. Ms. Sarsynski’s extensive experience enhances the Board’s ability to manage and direct the Company’s business.

Joseph J. Savage

Mr. Savage served as Executive Vice Chairman of Webster Financial Corporation and Webster Bank, N.A. from October 2015 through June 2017. He joined Webster Bank, N.A. in April 2002 as Executive Vice President, Commercial Banking and also served as President of Webster Financial Corporation and Webster Bank, N.A. and on the board of directors of Webster Bank, N.A. Mr. Savage brings to the Board his strong knowledge and expertise in commercial lending and managing large financial organizations. Mr. Savage’s extensive experience enhances the Board’s ability to manage and direct the Company’s affairs.

Diversity

Nasdaq corporate governance rules require listed companies to disclose annually consolidated gender and demographic information on the Company’s Board.

Board Diversity Matrix (as of April 22, 2022)

Total Number of Directors	6

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	5	—	—

Part II: Demographic Background	Female	Male	Non-Binary	Did Not Disclose Gender
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Meetings and Committees

The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the year ended December 31, 2021, the Board held seven (7) meetings (five (5) regular meetings and two (2) special meetings), the Audit Committee held four (4) meetings, the Nominating and Corporate Governance Committee held two (2) meetings and the Compensation Committee held one (1) meeting. All directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to attend the annual meeting of Stockholders. All of the members of the Board attended the annual meeting of the Stockholders held in June 2021.

Audit Committee

The members of the Audit Committee are Mr. Bottiglieri, Ms. Sarsynski and Mr. Savage, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Mr. Bottiglieri serves as Chairman of the Audit Committee. The Audit Committee operates pursuant to a written Audit Committee Charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “Auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the Auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report; reviewing and discussing with management and the Auditors the Company’s quarterly financial statements prior to the filing of its quarterly reports on Form 10-Q; pre-approving the Auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the Auditors. The Audit Committee is also responsible for aiding the Board in fair value pricing of debt and equity securities. The Board and Audit Committee use the services of independent valuation firms to help them determine the fair value of certain securities. The Board has determined that Mr. Bottiglieri qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance”.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Mr. Mahoney, Ms. Sarsynski, Mr. Bottiglieri and Mr. Savage, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Ms. Sarsynski serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Company’s Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance”.

The Nominating and Corporate Governance Committee will consider Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. When submitting a nomination to the Company for consideration, a Stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with the election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five (5) years; directorships on publicly held companies and investment companies during the past five (5) years; number of shares of the Company’s Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include, but are not limited to: (1) compliance with the independence and other applicable requirements of the Nasdaq corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; (2) the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; (3) the knowledge, experience, integrity and judgment of each individual; (4) the potential contribution of each individual to the diversity of backgrounds, experience and competencies which our Board desires to have represented; (5) each individual’s ability to devote sufficient time and effort to his or her duties as a director; (6) independence and willingness to consider all strategic proposals; (7) any other criteria established by the Board; and (8) any core competencies or technical expertise necessary to staff the Board’s committees. In addition, the Nominating and Corporate Governance Committee assesses whether an individual possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the Company’s affairs and business, including, when applicable, to enhance the ability of committees of the Board to fulfill their respective duties. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee considers such factors as it may deem are in the best interests of the Company and its Stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender identity and national origin. In addition, as part of the Board’s annual self-assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection.

Compensation Committee

The members of the Compensation Committee are Mr. Mahoney, Ms. Sarsynski and Mr. Bottiglieri, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Mr. Mahoney serves as Chairman of the Compensation Committee. The Compensation Committee’s oversight responsibilities include determining, or recommending to the Board, the compensation, if any, of the Company’s Chief Executive Officer and all other executive officers of the Company and recommending to the Board the compensation of the Independent Directors of the Company. The Compensation Committee reviews the compensation of the Independent Directors annually and makes a recommendation to the Board of the level of compensation. The Compensation Committee bases its recommendation upon available information regarding the compensation of other public business development companies of similar size to the Company, the expertise required of the Independent Directors and the duties and anticipated time commitment of the Independent Directors. After receiving the recommendation of the Compensation Committee, the Board determines the compensation of the Independent Directors. Currently none of the Company’s executive officers are compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. So long as the Company is externally managed and no compensation is paid by the Company to its officers, the Compensation Committee is only required to confirm that no compensation has been paid by the Company to its officers and, if so required under any administrative or similar agreement, that the Company has reimbursed the external manager for the percentage allocation of officers’ compensation determined by the Board or a committee thereof.  The Compensation Committee may rely on the determination of the Board or of the Audit Committee with respect to any such expense allocation. The Compensation Committee has adopted a written Compensation Committee Charter that is available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance”.

Stockholder Communication with the Board and the Company

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 312 Farmington Avenue, Farmington, Connecticut 06032 or by visiting the “Investor Relations” webpage on the Company’s website at www.horizontechfinance.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information About Executive Officers Who are Not Directors

The following information pertains to the Company’s executive officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years

Daniel R. Trolio (49)	Executive Vice President, Chief Financial Officer and Treasurer

Executive Vice President since June 2021 and Chief Financial Officer and Treasurer since January 2017 of the Company and the Advisor. Previously served as Senior Vice President from January 2017 through June 2021, Vice President of Finance and Interim Chief Financial Officer from September 2016 through January 2017, Vice President and Corporate Controller from 2010 through September 2016 of the Company and the Advisor. Mr. Trolio is responsible for all financial reporting and accounting matters of the Company and the Advisor.

John C. Bombara (58)	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Executive Vice President since June 2021, General Counsel, Chief Compliance Officer and Secretary since July 2010 of the Company and the Advisor. Previously served as Senior Vice President from 2010 to June 2021 of the Company and the Advisor and is an original member of the team that founded the predecessor of the Advisor in May 2003. Mr. Bombara oversees all legal and compliance functions for the Company and the Advisor.

Daniel S. Devorsetz (51)	Executive Vice President, Chief Operating Officer and Chief Investment Officer

Executive Vice President and Chief Operating Officer since June 2021 and Chief Investment Officer since July 2010 of the Company. Previously served as Senior Vice President from October 2004 through June 2021 of the Company. Executive Vice President and Chief Operating Officer since June 2021, Chief Investment Officer since October 2004 and Senior Vice President from October 2004 through June 2021 of the Advisor. Mr. Devorsetz is responsible for general oversight of the Company’s investments, including originations.

Diane Earle (62)	Senior Vice President and Chief Credit Officer	Senior Vice President and Chief Credit Officer since February 2020 of the Company. Senior Vice President and Chief Credit Officer since January 2020 of the Advisor. Credit Executive, Life Sciences, from March 2019 through December 2019 at J.P. Morgan; Executive Vice President and Chief Credit Officer from August 2010 through December 2018 at Square 1 Bank, a division of Pacific Western Bank. Ms. Earle is responsible for underwriting and portfolio management.

(1)	The business address of each of the Company’s executive officers is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.

Code of Conduct and Codes of Ethics

The Company expects each of its officers and directors, as well as any person affiliated with the Company’s operations, to act in accordance with the highest standards of personal and professional integrity at all times, and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which is posted on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance”. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.

The Company and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”), respectively, that establishes procedures for personal investments made by the Company’s officers and directors, as well as any person affiliated with the Company’s operations, and the Advisor’s employees, and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. The Code of Ethics was filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, and you may access it via the Internet site of the SEC at www.sec.gov or on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance”.

The Company intends to disclose any material amendments to or waivers of required provisions of the Code of Conduct or the Codes of Ethics on a current report on Form 8-K.

The Company has adopted a hedging policy which prohibits the Company’s directors and executive officers from hedging their ownership of the Company’s securities, including trading in publicly-traded options, puts, calls or other derivative instruments related to the Company’s stock or debt.

Compensation of Directors

Prior to April 23, 2021, each of the Company’s Independent Directors received an annual fee of $82,000. Beginning April 23, 2021, each of the Company’s Independent Directors receives an annual fee of $92,000. Each member of the Audit Committee is paid an annual fee of $7,500 and each member of the Nominating and Corporate Governance Committee is paid an annual fee of $5,000. In addition, the chairman of the Audit Committee receives an additional annual fee of $10,000 and the chairman of Nominating and Corporate Governance Committee receives an additional annual fee of $7,500 for their additional services, if any, in these capacities. The Company’s lead Independent Director also receives an annual fee of $10,000. The Company reimburses all of its directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. No compensation is paid to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

The following table shows information regarding the compensation paid by the Company to its directors for the year ended December 31, 2021. No compensation was paid directly by the Company to any interested director or executive officer of the Company.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total(2)
Independent Directors
James J. Bottiglieri	$114,500	None	$114,500
Edmund V. Mahoney	$107,000	None	$107,000
Elaine A. Sarsynski	$112,000	None	$112,000
Joseph J. Savage	$104,500	None	$104,500

Independent Directors
Robert D. Pomeroy, Jr.	None	None	None
Gerald A. Michaud	None	None	None

Total Compensation			$438,000

(1)	The amounts listed are amounts for the year ended December 31, 2021.
(2)	The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2021, it does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

Certain Relationships and Related Party Transactions

The Company has entered into an investment advisory agreement (the “Investment Management Agreement”) with the Advisor. The Advisor is registered as an investment adviser under the Advisers Act. The Company’s investment activities are managed by the Advisor and supervised by the Board, the majority of whom are Independent Directors. Under the Investment Management Agreement, the Company has agreed to pay the Advisor an annual management fee based on the Company’s gross assets less cash and cash equivalents as well as an incentive fee based on the Company’s investment performance. Horizon Technology Finance Principals LLC (f/k/a Horizon Technology Finance, LLC) (“HTF Principals”) owns more than seventy percent (70%) of the Advisor and is wholly-owned by Messrs. Pomeroy and Michaud. By virtue of their ownership interest in HTF Principals, Messrs. Pomeroy and Michaud control the Advisor. During the year ended December 31, 2021, fees paid to the Advisor pursuant to the Investment Management Agreement totaled $14.7 million.

The Company has also entered into an administration agreement (the “Administration Agreement”) with the Administrator. Under the Administration Agreement, the Company has agreed to reimburse the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of its Chief Financial Officer and Chief Compliance Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement, the Administrator provides the Company with the office facilities and administrative services necessary to conduct the Company’s day-to-day operations. During the year ended December 31, 2021, expenses and fees incurred pursuant to the Administration Agreement totaled $1.3 million.

HTF Principals has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.” The address of the Advisor and the Administrator is 312 Farmington Avenue, Farmington, Connecticut 06032.

The Company believes that it derives substantial benefits from its relationship with the Advisor. The Advisor may manage other investment vehicles (“Advisor Funds”) with the same investment strategy as the Company. The Advisor may provide the Company an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, the Company and its affiliates may be precluded from co-investing in negotiated investments. On November 27, 2017, the Company was granted exemptive relief from the SEC which permits the Company to co-invest with Advisor Funds in negotiated investments, subject to certain conditions.

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, if any, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or the Company’s or the Advisor’s Code of Ethics.

PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP (“RSM”) has been selected as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries at and during the Company’s year ending December 31, 2022. RSM was selected by the Audit Committee of the Company, and that selection was ratified by a majority of the Board, including all of the Independent Directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of RSM in the Company. A representative of RSM will attend the Meeting and will have the opportunity to make a statement, if he or she desires to do so, and will be available to answer questions.

The chart below sets forth the total amount billed to the Company by RSM for services performed for the years ended December 31, 2021 and 2020 and breaks down these amounts by category of service:

	For the fiscal year ended December 31,
	2021	2020
Audit Fees(1)	$498,445	$425,399
Audit-Related Fees(2)	$38,850	26,250
Tax Fees(3)	22,550	24,825
All Other Fees(4)	$44,100	—
Total	$603,945	$476,474

(1)	“Audit Fees” are fees billed by RSM for professional services rendered for the audits of the Company’s year-end financial statements and internal control over financial reporting, the review of the financial information included in the Company’s quarterly reports, and services that are normally provided by RSM in connection with statutory and regulatory filings. Of the Audit Fees billed for fiscal year ended December 31, 2021, $144,700 related to the Company’s Form N-2 Registration Statement filing during 2021. Of the Audit Fees billed for fiscal year ended December 31, 2020, $86,100 related to the Company’s Form N-2 Registration Statement filing during 2020.
(2)	“Audit-Related Fees” are fees billed by RSM for audit-related services and consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)	“Tax Fees” are fees billed by RSM for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.
(4)	“All Other Fees” are fees billed by RSM for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. All services represented by the amount under “Audit Related Fees” and “Tax Fees” in the table above were approved by the Audit Committee in accordance with such policy.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

If the Stockholders fail to ratify the selection of RSM to serve as the independent registered public accounting firm for the year ending December 31, 2022, the Audit Committee and the Board will reconsider the continued retention of RSM.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2022.

Audit Committee Report(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2021.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and RSM, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of RSM’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with RSM matters relating to RSM’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standard No. 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with RSM their independence from management and the Company, as well as the matters in the written disclosures received from RSM and required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence). The Audit Committee received a letter from RSM confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with RSM the Company’s critical accounting policies and practices, internal controls, other material written communications to management and the scope of RSM’s audits and all fees paid to RSM during the year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by RSM for the Company. The Audit Committee has reviewed and considered the compatibility of RSM’s performance of non-audit services with the maintenance of RSM’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report for the year ended December 31, 2021 for filing with the SEC. In addition, the Audit Committee has engaged RSM to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and has directed that the selection of RSM should be submitted to the Company’s Stockholders for ratification.

February 25, 2022

The Audit Committee
James J. Bottiglieri, Chair
Elaine A. Sarsynski
Joseph J. Savage

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Meeting or that may properly come before the Meeting, apart from the consideration of an adjournment or postponement. If, however, any other matters properly come before the Meeting it is the intention of the person(s) named as proxies to vote such proxies on such matters in accordance with their best judgment.

If there appears not to be enough votes for a quorum or to approve the proposal(s) at the Meeting, either the presiding officer of the Meeting or a majority of the Stockholders who are represented at the Meeting, in person or by proxy, and entitled to vote may adjourn the Meeting with respect to such proposal(s) for a period of not more than one hundred twenty days (120) to permit the further solicitation of proxies. The person(s) named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of the proposal(s) and will vote against adjournment those proxies required to be voted against the proposal(s). Any proposal(s) for which sufficient votes in favor of such proposal have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “SEC Filings,” or upon request without charge. Please direct your request to Horizon Technology Finance Corporation, Attention: Investor Relations, 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling the Company collect at 860-676-8654. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS AND COMPLAINTS

The Company expects that the 2023 annual meeting of Stockholders will be held in June 2023, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing addressed to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. Notices of intention to present proposals, including nomination of a director, at the 2023 annual meeting must be received by the Company between December 23, 2022 and 5:00 p.m. Eastern Time on January 24, 2023. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2023 annual meeting, the Company must receive the proposal no later than January 24, 2023. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints and regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. John C. Bombara

Horizon Technology Finance Corporation

Chief Compliance Officer

312 Farmington Avenue

Farmington, Connecticut 06032

The Audit Committee Chair may be contacted at:

Mr. James J. Bottiglieri

c/o Horizon Technology Finance Corporation

Audit Committee Chair

312 Farmington Avenue

Farmington, Connecticut 06032

You are cordially invited to attend the Company’s 2022 Annual Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote via the Internet, so that you may be represented at the Meeting.

By Order of the Board of Directors,

/s/John C. Bombara
John C. Bombara
Secretary

Farmington, Connecticut
April 22, 2022

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0000537195_1 R1.0.0.24 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Class III Directors Nominees 01) Robert D. Pomeroy, Jr. 02) Joseph J. Savage HORIZON TECHNOLOGY FINANCE CORPORATION 312 FARMINGTON AVENUE FARMINGTON, CT 06032 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 2, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 2, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the selection of RSM US LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000537195_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com HORIZON TECHNOLOGY FINANCE CORPORATION Annual Meeting of Stockholders June 3, 2022 9:30 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Gerald A. Michaud, and Daniel R. Trolio, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all of the shares of common stock of Horizon Technology Finance Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on June 3, 2022 at 9:30 AM, Eastern Time, and at all adjournments thereof, as indicated on this proxy. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side